Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 2

AMENDMENT NO. 2 (this “Amendment”), dated as of November 30, 2005, among EMPIRE RESORTS, INC., a Delaware corporation (“Borrower”), the GUARANTORS listed on the signature page hereof, the lenders listed on the signature page hereof (each a “Bank” and collectively, the “Banks”) and BANK OF SCOTLAND, as agent for the Banks (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Agent and the Banks are parties to that certain Loan Agreement dated as of January 11, 2005, as amended by Amendment No. 1 dated as of June 13, 2005 (as so amended, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

NOW, THEREFORE, it is agreed:

1.          Definitions. Unless otherwise defined, capitalized terms used herein and defined in the Agreement are used herein as therein defined. All references to Sections in this Amendment shall be deemed to be references to Sections in the Agreement unless otherwise provided.

2.          Effect of Amendment. On and after the Amendment Effective Date (as hereinafter defined) all references to the “Agreement” or “Loan Agreement” in the Agreement (including all Exhibits thereto), the Notes and the other Loan Documents, and all other instruments and documents executed in connection therewith, shall be a reference to the Agreement as amended by prior amendments and by this Amendment.

3.          Description of Changes in Terms. (a) Section 2.4(c) of the Agreement is amended by deleting the first proviso thereof and substituting, in lieu thereof, the following:

provided that the Borrower, the Banks and the Agent intend that the Borrower shall use Interest Advances, to the extent available pursuant to the terms hereof, to pay accrued and unpaid interest on the Loans and/or to pay accrued and unpaid commitment commission due under Section 4.1 of this Agreement when such interest and/or commitment commission is due and the Borrower lacks other funds to make such payment,

(b) Section 2.4(f) of the Agreement is amended by deleting the first parenthetical in the first sentence thereof and substituting, in lieu thereof, the following:

(except any Transfer of the Trust Land to the United States in trust for an Indian Tribe which is developing a casino in conjunction with the Borrower, which shall not cause any obligation by the Borrower hereunder)

(c) Section 8.8 of the Agreement is amended by deleting the first sentence thereof and substituting, in lieu thereof, the following:

The Borrower will not, and will not permit any of its Subsidiaries to consummate any Transfer of the Monticello Land except a Transfer of the Trust Land to the United States in trust for an Indian Tribe which is developing a casino in conjunction with the Borrower.

(d) Section 8.12 of the Agreement is amended by deleting the amount “$100,000” set forth in the table contained therein opposite “2005” and substituting, in lieu thereof, “$350,000” and by deleting clause (a) of the last proviso of such Section and substituting, in lieu thereof, the following:

(a) a casino developed in conjunction with an Indian Tribe on the Trust Land.

(e) Section 10.7(b) of the Agreement is amended by deleting the second sentence thereof and substituting, in lieu thereof, the following:

The proceeds of Interest Advances shall be used to pay accrued and unpaid interest on the Loans and/or accrued and unpaid commitment commission due under Section 4.1 of this Agreement.

(f) The definitions of “Applicable Asset Sale”, “Maturity Date” and “Trust Land” in Annex I to the Agreement are amended by deleting such definitions in their entireties and substituting, in lieu thereof, respectively, the following:

“Applicable Asset Sale” shall mean any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer, including by way of dividend or distribution, by the Borrower or any of its Subsidiaries to any Person other than the Borrower or a Guarantor of Collateral; provided, however, that the transfer of the Trust Land in trust for an Indian Tribe which is developing a casino in conjunction with the Borrower shall not constitute an Applicable Asset Sale.

“Maturity Date” shall mean January 11, 2008 or such earlier termination date as the Loan Commitments shall terminate as provided in the Agreement.

“Trust Land” shall mean the 29.31 acres of land in Monticello, New York which are to be used for the development of a casino in conjunction with an Indian Tribe and which are to be transferred to the United States in trust for such Indian Tribe.

(g) Annex I to the Agreement is amended by deleting the definition of “Cayuga Catskill Resort” in its entirety.

(h) Annex I to the Agreement is amended by adding the following definition in the appropriate alphabetical order:

“Indian Tribe” shall mean any Indian tribe, band, nation, or other organized group or community of Indians which (A) is recognized as eligible by the Secretary of the Interior for the special programs and services provided by the United States to Indians because of their status as Indians, and (B) is recognized as possessing powers of self-government.

5.             Limited Nature of Amendments and Waivers. The foregoing amendments and waivers are limited as provided herein and do not extend to any other provisions of the Agreement not specified herein nor to any other matter. Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

6.             Effectiveness. This Amendment shall become effective as of November 30, 2005 (the “Amendment Effective Date”) upon the due execution and delivery of this Amendment by each of the parties hereto.

7.             Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8.             Jurisdiction. EACH OF THE GUARANTORS AND THE BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY BANK MAY ELECT and, by execution and delivery hereof, accepts and consents for itself and in respect to its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts.

9.             Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

10.           Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Telecopied signatures shall be of the same force and effect as an original of a manually signed copy.

11.           Representations. By the signature of its authorized officer below, each of the Guarantors and the Borrower represents and warrants that as of the Amendment Effective Date and the date of this Agreement, (i) all representations and warranties of such Guarantor or the Borrower, as the case may be, contained in the Agreement or in the other Loan Documents or otherwise made by such Guarantor or the Borrower in connection with any of the foregoing are true and correct in all material respects as though made on and as of such date, (ii) it has no defenses against the obligations to pay any amounts under the Agreement and the other Loan Documents, and (iii) no Default has occurred and is continuing.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their respective duly authorized officers.

BANK OF SCOTLAND individually and as Agent

By:	/s/ Karen Welch
Name: Karen Welch
Title: Assistant Vice President

EMPIRE RESORTS, INC.

By:	/s/ David P. Hanlon
Name: David P. Hanlon
Title: President

ALPHA MONTICELLO, INC.

By:	/s/ David P. Hanlon
Name: David P. Hanlon
Title: President

ALPHA CASINO MANAGEMENT INC.

By:	/s/ David P. Hanlon
Name: David P. Hanlon
Title: President

MOHAWK MANAGEMENT, LLC

By:	/s/ David P. Hanlon
Name: David P. Hanlon
Title: President

MONTICELLO CASINO MANAGEMENT, LLC

By:	/s/ David P. Hanlon
Name: David P. Hanlon
Title: President

MONTICELLO RACEWAY DEVELOPMENT COMPANY, LLC

By:	/s/ David P. Hanlon
Name: David P. Hanlon
Title: President

MONTICELLO RACEWAY MANAGEMENT, INC.

By:	/s/ David P. Hanlon
Name: David P. Hanlon
Title: President

- 6 -